Exhibit 10.2

                    FIRST AMENDMENT AND CONSENT TO
                 AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of October 31, 2001, is by and among PEEBLES INC., a Virginia corporation (the "Borrower"), the financial institutions party to the Credit Agreement (as defined below), in their capacities as lenders (each a "Lender" and, collectively, the "Lenders"), and FLEET CAPITAL CORPORATION (as assignee of Fleet National Bank, successor to Fleet Bank, N.A.), as agent (the "Agent") for the Lenders.

                        W I T N E S S E T H:

     WHEREAS, Borrower, the Lenders and Agent have entered into an Amended and Restated Credit Agreement dated as of June 29, 1998 (as heretofore and hereafter amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") in which the Lenders have provided Loans and other credit facilities to the Borrower; and

     WHEREAS, Borrower has requested that the Agent and Lenders amend the Credit Agreement in certain respects as set forth herein and the Agent and Lenders are agreeable to the same, subject to the terms and conditions hereof;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

     2.  Amendments to Credit Agreement.      The Credit
Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

     (a) The Credit Agreement is amended by amending and restating the first paragraph of the Agreement to read as follows:

          "THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 29, 1998, is by and among PEEBLES INC., a Virginia corporation (the "Borrower"), the lending institutions from time to time parties hereto (each a "Lender" and, collectively, the "Lenders"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, as agent (the "Agent") for the Lenders. Unless otherwise defined herein, all capitalized terms used herein and defined in Section 10 are used herein as so defined."

     (b) Section 6.11 of the Credit Agreement is amended and restated in its entirety to read as follows:

          "6.11     Security Interests.      Each of the
     Security Documents creates, as security for the Obligations and the Hedging Obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto, superior to and prior to the rights of all third Persons and subject to no other Liens (except
     (i) that the Security Agreement Collateral may be subject to the security interests evidenced by Permitted Liens relating thereto and (ii) the Mortgaged Properties may be subject to Permitted Encumbrances and Permitted Liens relating thereto), in favor of the Agent for the benefit of the Lenders. No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document (other than the Pledge Agreements) which shall have been made upon or prior to (or are the subject of arrangements, satisfactory to the Agent, for filing and/or recording on or promptly after the date
     of) the execution and delivery thereof."

     (c) Section 7.12 of the Credit Agreement is amended and restated in its entirety to read as follows:

     "7.12     Intentionally omitted."

     (d) Section 8.04(d) of the Credit Agreement is amended and restated in its entirety to read as follows:

          "(d) Indebtedness under Interest Rate Agreements entered into to protect the Borrower or any of its Subsidiaries against fluctuations in interest rates in respect of the Obligations."

     (e) Section 10 of the Credit Agreement is amended by inserting the following new definition in the appropriate alphabetical order:

          " "Hedging Obligations" shall mean all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the Borrower and any of its Subsidiaries now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Agreement or other hedging agreement entered into with a Lender or any affiliate of a Lender whether such Interest Rate Agreement or other hedging agreement is now in existence or hereafter arising."

     (f) Section 10 of the Credit Agreement is further amended by amending and restating the following definitions in their entirety:

          " "Borrowing Base" shall mean, as of any date of determination, the sum of (i) 85% of the book value of all Eligible Accounts of the Borrower and the Subsidiary Guarantors plus (ii) the lesser of (A) 60% of the value (determined at the lower of cost (calculated on a first-in, first-out basis) or market) of all Eligible Inventory of the Borrower and the Subsidiary Guarantors or (B) 40% of all Eligible Inventory of the Borrower and the Subsidiary Guarantors valued at the retail price of such Eligible Inventory as then being offered to the Borrower's customers (net of any applicable discounts) in the ordinary course of business, minus (iii) at any time when a Default or an Event of Default has occurred and is continuing, the net obligations of the Borrower and its Subsidiaries under all Interest Rate Agreements outstanding at such time. The Borrowing Base shall be determined on a consolidated basis in accordance with GAAP and as set forth in the last Borrowing Base Certificate delivered by the Borrower pursuant to
     Section 5.22 or Section 7.01(g) as the case may be, provided that the Borrowing Base shall be zero at any time when a Default (to the extent arising from a failure to deliver a Borrowing Base Certificate under
     Section 7.01(g)) has occurred and is continuing.

          "Fleet Bank" shall mean Fleet Capital Corporation, a Rhode Island corporation (as assignee of Fleet
     National Bank, successor to Fleet Bank N.A.), in its individual capacity, and its successors.

          "Letter of Credit Issuer" shall mean Fleet Bank or any affiliate of Fleet Bank (including, without limitation, Fleet National Bank), or any Lender which at the request of the Borrower and with the consent of the Agent agrees, in such Lender's sole discretion, to become a Letter of Credit Issuer for purposes of issuing Letters of Credit pursuant to Section 2.

          "Notice Office" shall mean the office of the Agent at 200 Glastonbury Boulevard, Glastonbury, Connecticut
     06033 or such other office as the Agent may designate to the Borrower from time to time.

          "UCC" shall mean the Uniform Commercial Code as now or hereafter in effect from time to time in the State of New York.

     (g)  The Credit Agreement is further amended by deleting
Schedules 6.16, 6.19, 6.22 and 7.03 in their entirety and substituting such Schedules in the form attached to this Amendment.

     3.  Consent.   The Agent and the Lenders hereby consent
to, and waive any Event of Default or Default arising out of
(i) the sale of an office and distribution center located in Knoxville, Tennessee (the "Knoxville Facility") by Watson, a wholly-owned Subsidiary of the Borrower, as contemplated by that certain Real Estate Sales Contract dated as of August 22, 2001 between Watson and JMP Development Company, L.L.C., as amended from time to time pursuant to an amendment in form and substance reasonably satisfactory to the Agent, (ii) the release of all Liens and security interests created under the Loan Documents in the Knoxville Facility by the Agent and
(iii) the Borrower retaining up to $650,000 of the cash proceeds from the sale of the Knoxville Facility so long as such proceeds are used to incur or make Consolidated Capital Expenditures in connection with the build-out of a newly leased distribution center in Marysville, Tennessee within 180 days after receipt of such proceeds (or the Borrower contractually commits within such 180-day period to incur or make such Consolidated Capital Expenditures), it being understood and agreed that the Net Cash Proceeds from the sale of the Knoxville Facility, after giving effect to clause
(iii) above, will be applied to repay the Term Loans in accordance with Section 4.02 of the Credit Agreement. The Lenders hereby authorize and direct the Agent to release all Liens and security interests under the Loan Documents in the Knoxville Facility and to take any and all actions (including the execution and delivery of any instruments or agreements relating to such release) reasonably related thereto in order to effect such release of Liens.

     4. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and the Lenders, in each case after giving effect to this Amendment, as follows:

          (a) The Borrower has the right, power and capacity and has been duly authorized and empowered by all requisite corporate and shareholder action to enter into, execute, deliver and perform this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

          (b) This Amendment constitutes the Borrower's legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

          (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Effective Date as though made on and as of the Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

          (d) The Borrower's execution, delivery and performance of this Amendment and the transactions contemplated hereby do not and will not violate its Articles of Incorporation or By-laws, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject.

          (e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by the Borrower or any other Credit Party of this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment, as applicable.

          (f) No Default or Event of Default exists under the Credit Agreement as of the date hereof or would exist as of the Effective Date after giving effect to the amendments and transactions contemplated by this Amendment.

      5.   Conditions  to  Effectiveness of  Amendment.  This
Amendment  shall become effective on the date (the "Effective
Date")   each  of  the  following  conditions  precedent   is
satisfied:

     (a) Execution and Delivery of Amendment. The Borrower, the Agent, the Required Lenders, each Lender which has an A Term Loan outstanding and each Lender which has a B Term Loan outstanding shall have executed and delivered this Amendment.

     (b)  Execution and Delivery of Collateral Documents. The
Agent shall have received each of the following documents, all of which shall be satisfactory in form and substance to the Agent and its counsel:

     (1)  revised Schedules 6.16, 6.19, 6.22 and 7.03 to the
Credit Agreement;

     (2) Amended and Restated Security Agreements in the form of Exhibits A-1 and A-2 attached hereto, duly executed and delivered by the Borrower, Carlisle and Watson;

     (3) Amended and Restated Pledge Agreements in the form of Exhibits B-1 and B-2 attached hereto, duly executed and delivered by Holdings and the Borrower;

     (4) Amended and Restated Guaranty in the form of Exhibit C attached hereto, duly executed and delivered by Holdings;

     (5) Amended and Restated Guaranty in the form of Exhibit D attached hereto, duly executed and delivered by Carlisle and Watson;

     (6) Perfection Certificates, duly executed and delivered by each of the Borrower, Carlisle and Watson;

     (7)  Financing Statements to be filed in the
jurisdiction of organization of each Credit Party, including
"Continuation in Lieu" financing statements referencing filings previously made in other jurisdictions;

     (8) certified copies of the organizational documents of each Credit Party;

     (9) certified copies of all corporate action taken by each Credit Party to authorize the execution, delivery and performance of this Amendment and the other Loan Documents executed and delivered pursuant hereto;

     (10) certificates of incumbency and specimen signatures with respect to each of the officers of each Credit Party who is authorized to execute and deliver this Amendment and the other Loan Documents on behalf of such Credit Party or any document, certificate or instrument to be delivered in connection with this Amendment or the other Loan Documents; and

     (11) a signed opinion of McGuireWoods LLP, counsel for the Credit Parties, as to such matters in connection with this Amendment and the other Loan Documents as the Agent or its counsel may reasonably request.

     (c)  Representations and Warranties.  The
representations and warranties of the Borrower and the other Credit Parties contained in this Amendment, the Credit Agreement and the other Loan Documents, as applicable, shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

      (d) No Defaults. No Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

     (e) Officer's Certificate. The Borrower shall have duly executed and delivered to the Agent a certificate of an officer of the Borrower dated as of the Effective Date in the form of Exhibit E attached hereto.

     (f) Other Matters. The Agent shall have received such other instruments and documents as the Agent or the Required Lenders may reasonably request in connection with the execution of this Amendment, and all such instruments and documents shall be reasonably satisfactory in form and substance to the Agent.

      6. Miscellaneous. The parties hereto hereby further agree as follows:

     (a) Costs, Expenses and Taxes. The Borrower hereby agrees to pay all reasonable fees, costs and expenses of the Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Agent.

     (b) Counterparts. This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.

     (c) Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

     (d)    Integration.  This Amendment and the Credit
Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

     (e)    Governing Law.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE
INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT
REFERENCE TO CONFLICT OF LAWS PRINCIPLES).

     (f) Binding Effect. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Borrower, the Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Agent and the Lenders and their respective successors and permitted assigns.

     (g) Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Borrower acknowledges and agrees that this Amendment constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, Section 11.01 of the Credit Agreement. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.12 of the Credit Agreement.

     (h) Mortgage Amendments. The Borrower agrees to enter into, and to cause its applicable Subsidiaries to enter into, amendments to the Mortgages promptly following the Effective Date to reflect Fleet Capital Corporation as the mortgagee thereunder and the transfer of the mortgagee's interests thereunder to Fleet Capital Corporation.

                     [signature pages follow]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first written above.



     PEEBLES INC.


     By:___________________________

     Name:________________________

     Title:_________________________




     FLEET CAPITAL CORPORATION,
     individually and as Agent


     By:___________________________

     Name:________________________

     Title:_________________________




     VAN KAMPEN AMERICAN
     CAPITAL PRIME RATE INCOME
     TRUST


     By:___________________________

     Name:________________________

     Title:_________________________




     PILGRIM AMERICA PRIME
     RATE TRUST


     By:___________________________

     Name:________________________

     Title:_________________________




     AMSOUTH BANK


     By:___________________________

     Name:________________________

     Title:_________________________




     SUNTRUST BANK, ATLANTA


     By:___________________________

     Name:________________________

     Title:_________________________